Rule 497(e)

Registration Nos. 333-210186 and 811-23147

First Trust Exchange-Traded Fund VIII

(the “Trust”)

FT Vest U.S. Equity Buffer ETF – January

FT Vest U.S. Equity Deep Buffer ETF – January

FT Vest U.S. Equity Moderate Buffer ETF – January

(each a “Fund”)

Supplement To each Fund’s Prospectus

Dated january 22, 2024

As described in each Fund’s prospectus, Fund shareholders are subject to an upside return cap that represents the maximum percentage return an investor can achieve from an investment in a Fund for a given Target Outcome Period. On January 19, 2024, each Fund’s previous Target Outcome Period ended, and a new Target Outcome Period began as of January 22, 2024. The new Target Outcome Period will end on January 17, 2025. The cap for each Fund for the Target Outcome Period beginning on January 22, 2024 is set forth below.

Fund	Cap (before fees and expenses)	Cap (after fees and expenses, excluding brokerage commissions, trading fees, taxes and extraordinary expenses not included in the Fund’s management fee)
FT Vest U.S. Equity Buffer ETF – January (FJAN)	15.70%	14.85%
FT Vest U.S. Equity Deep Buffer ETF – January (DJAN)	13.94%	13.09%
FT Vest U.S. Equity Moderate Buffer ETF – January (GJAN)	12.95%	12.11%

Please Keep this Supplement with your Fund Prospectus for Future Reference